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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
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Servicer Certificate
Distribution Date:                                              06/20/97

Investor Certificateholder Floating Allocation Percentage            97.22%
Investor Certificateholder Fixed Allocation Percentage         97.90%
Aggregate Amount of  Collections   18,815,955.65
Aggregate Amount of  Interest Collections     5,307,805.82
Aggregate Amount of  Principal Collections  13,508,149.83
Int. Collections Alloc. to Investor 5,160,110.82
Class A Principal Collections  12,665,277.17
Seller Interest Collections     147,695.00
Seller Principal Collections    842,872.66
Weighted Average Loan Rate     13.95%
Net Loan Rate     12.95%
Weighted Average Maximum Loan Rate       18.80%
Class A-1 Certificate Rate        5.9375%
Maximum Investor Certificate Rate      12.9500%
Class A-1 Certificate Interest Distributed     2,279,513.88
Class A-1 Investor Certificate Interest Shortfall before Draw     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received      0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount         0.00
Maximum Principal Dist. Amount (MPDA)  13,224,478.68
Alternative Principal Dist. Amount (APDA)12,665,277.17
Rapid Amortization Period? (Y=1, N=0)   0.00
Scheduled Principal  Distribution Amount (SPDA)     12,665,277.17
Principal  allocable to Class A-1  12,665,277.17
SPDA deposited to Funding Account      0.00
Accelerated Principal Distribution Amount        0.00
APDA allocable to Class A-1         0.00
Reimbursement to Credit Enhancer     0.00
Spread Trigger hit?   No
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                              557,075.67
Cumulative Investor Liquidation Loss Amount
Total Principal allocable to A-1  13,222,352.84
Beginning Class A-1 Certificate Principal Balance         445,840,405.72
Ending Class A-1 Certificate Principal Balance        432,618,052.88
Pool Factor (PF)      0.6784463
Retransfer Deposit Amount      0.00
Servicing Fees Distributed     374,244.81
Beg. Accrued and Unpaid Inv. Servicing Fees     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd          0.00
End. Accrued and Unpaid Inv. Servicing Fees     0.00
Aggregate Investor Liquidation Loss Amount    557,075.67
Investor Loss Reduction Amount       0.00
Beginning Pool Balance     461,948,013.88
Ending Pool Balance        448,709,104.82
Beginning Invested Amount  449,093,774.72
Ending Invested Amount     435,871,421.88
Beginning Seller Principal Balance   12,854,239.16
Ending Seller Principal Balance12,837,682.94
Additional Balances     842,872.66
Beginning Funding Account Balance        0.00
Ending Funding Account Balance         0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
 release         0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
 release         0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period    0.00
Principal Collections to purchase Addit'l Balances and/or paid to Cert.  0.00
Beginning  Pre-Funding Account Balance           0.00
Ending Pre-Funding Account Balance     0.00
Pre-Funding Earnings      0.00
Beginning Capitalized Interest Account        0.00
Capital Interest Requirement (Transferred to Collection Account)      0.00
Ending Capitalized Interest Account        0.00
Beginning Spread Account Balance   6,506,737.00
Ending Spread Account Balance   6,506,737.00
Beginning Seller Interest       2.7826%
Ending Seller's Interest    2.8610%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts     200
     Trust Balance         7,532,430.01
   90+ days (Del Stat 3+)
     No. of Accounts     460
     Trust Balance  16,432,515.28
   270+ days (Del Stat 9+)
     No. of Accounts     129
     Trust Balance   4,662,843.76
   REO
     No. of Accounts         15
     Trust Balance    561,903.93
Rapid Amortization Event ? No
   Failure to make payment within 5 Business Days of Required Date ? No Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No Breach of Representation or Warranty ? No
   Bankruptcy, Insolvency or Receivership relating to Seller ? No
   Subject to Investment Company Act of 1940 Regulation ?No
   Servicing Termination ?  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
    Balance     No
Event of Default ? No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Interest
               No
 Failure by Servicer to perform other covenants as described in the Agreement
                No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?   No
 Trigger Event ?                                                        No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)N/A
Premium Distributed to Credit Enhancer     0.00
Amount Distributed to Seller       990,567.66
Master Servicer Credit Facility Amount    0.00
Guaranteed Principal Distribution Amount         0.00
Credit Enhancement Draw Amount        0.00
Spread Account Draw Amount       0.00
Capitalized Interest Account Draw    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))  0.00
Amount paid to Trustee        0.00
Cumulative Draw under Policy       0.00
Net Yield    5.53%
Total  Available Funds
     Aggregate Amount of Collections   18,815,955.65
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Pre-Funding Account    0.00
     Deposit from Capitalized Interest Account      0.00
     Total  18,815,955.65
Application of Available Funds
     Servicing Fee     374,244.81
     Prinicpal and Interest to Class A-1    15,501,866.72
     Seller's portion of Principal and Interest  990,567.66
     Funds deposited into Funding Account (Net)        0.00
     Funds deposited into Spread  Account      0.00
     Excess funds released to Seller   1,949,276.46
     Total 18,815,955.65


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


































Statement to Certificateholders

Distribution Date:                          06/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage       97.2174%
Class A Certificateholder Fixed Allocation Percentage     97.9000%
Beginning Class A-1 Certificate Balance    445,840,405.72
Class A-1 Certificate Rate       5.937500%
Class A-1 Certificate Interest Distributed         3.574811
Class A-1 Certificate Interest Shortfall Distributed      0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall       0.000000
Rapid Amortization Event ?  No
Class A-1 Certificate Principal Distributed    20.735741
   Maximum Principal Distribution Amount    20.739075
   Scheduled Principal  Distribution Amount (SPDA)   19.862116
   Accelerated Principal Distribution Amount    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed     0.873625
Total Amount Distributed to Certificateholders   23.436927
Principal Collections deposited into Funding Account      0.00
Ending Funding Account Balance         0.00
Ending Class A-1 Certificate Balance      432,618,052.88
Class A-1 Factor     0.6784463
Pool Factor (PF)      0.6784463
Unreimbursed Liquidation Loss Amount     $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount   $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount    $0.00
Class A Servicing Fee            374,244.81
Beginning Invested Amount            449,093,774.72
Ending Invested Amount               435,871,421.88
Beginning Pool Balance               461,948,013.88
Ending Pool Balance                  448,709,104.82
Spread Account Draw Amount         0.00
Credit Enhancement Draw Amount      0.00
DELINQUENCY & REO STATUS
  60 - 89 days (Del Stat 2)
     No. of Accounts        200
     Trust Balance  7,532,430.01
   90+ days (Del Stat 3+)
     No. of Accounts     460
     Trust Balance  16,432,515.28
   REO
     No. of Accounts      15
     Trust Balance   561,903.93
Aggregate Liquidation Loss Amount for Liquidated Loans    534,085.54
Class A-1 Certificate Rate for Next Distribution Date  To be updated
Amount of any Draws on the Policy         0.00
Subsequent Mortgage Loans
     No. of Accounts        0.00
     Trust Balance      0.00
Pre-Funded Amount (Ending)         0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts           0
     Trust Balance             0.00